Exhibit 17(a)
FORM OF PROXY CARD
ALLMERICA INVESTMENT TRUST
SELECT INTERNATIONAL EQUITY FUND
(the “Fund”)
     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ALLMERICA INVESTMENT TRUST (“AIT”) FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER ___, 2005 AT 9:00 A.M. (EASTERN TIME) AT THE OFFICES OF AIT, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS, 01653.
     The undersigned hereby appoints                                         , and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and all adjournments thereof, all shares of beneficial interest held of record by the undersigned on the record date for the Special Meeting, upon the following matters, and upon any other matter which may properly come before the Special Meeting, at their discretion.
     THE TRUSTEES OF AIT RECOMMEND A VOTE FOR THE PROPOSAL.
(1)	To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets, and the assumption of substantially all of the liabilities, of the Fund by the Goldman Sachs International Equity Fund (the “Goldman Fund”) of the Goldman Sachs Variable Insurance Trust in exchange for Service Shares of the Goldman Fund, followed by the distribution of those shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]
(2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.
     Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the above-listed proposal.

PLEASE SIGN, DATE AND RETURN
PROMPTLY. Receipt of Notice of Special
Meeting and Proxy Statement/Prospectus is
hereby acknowledged.

Sign here exactly as name(s) appear(s) on left
Date:
IMPORTANT - Joint owners must EACH sign.
When signing as attorney, trustee, executor,
administrator, guardian, or corporate officer, please
give your FULL title.
*** Control Number ___________ ***

FORM OF VOTING INSTRUCTION CARD
ALLMERICA INVESTMENT TRUST
SELECT INTERNATIONAL EQUITY FUND
INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS FOR VOTING
SHARES OF ALLMERICA INVESTMENT TRUST
NAME OF INSURANCE COMPANY
     The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by the above-referenced Insurance Company (the “Insurance Company”), hereby instructs the Insurance Company to cause the shares of the Select International Equity Fund (the “Fund”) of Allmerica Investment Trust allocable to Participant’s contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement/prospectus.
THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE SPECIAL MEETING. IF THIS CARD IS RETURNED AND NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE AGREEMENT AND PLAN OF REORGANIZATION.
PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature(s) of participant

DATE
Please date and sign the name or names as printed hereon. Where there are Joint Participants, all Joint Participants should sign. Corporate Instructions should be signed by an authorized officer. Executors, administrators, Directors, etc. should so indicate when signing.
Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.
BY SIGNING AND DATING THIS CARD, YOU INSTRUCT THE INSURANCE COMPANY TO VOTE THE PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE “FOR” THE

PROPOSAL AND TO USE ITS DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.
THE TRUSTEES OF THE ALLMERICA INVESTMENT TRUST RECOMMEND A VOTE FOR THE PROPOSAL.
(1)	To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets, and the assumption of substantially all of the liabilities, of the Fund by the Goldman Sachs International Equity Fund (the “Goldman Fund”) of the Goldman Sachs Variable Insurance Trust in exchange for Service Shares of the Goldman Fund, followed by the distribution of those shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]
(2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

FORM OF PROXY CARD
ALLMERICA INVESTMENT TRUST
CORE EQUITY FUND
(the “Fund”)
     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ALLMERICA INVESTMENT TRUST (“AIT”) FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER ___, 2005 AT 9:00 A.M. (EASTERN TIME) AT THE OFFICES OF AIT, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS, 01653.
     The undersigned hereby appoints                                         , and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and all adjournments thereof, all shares of beneficial interest held of record by the undersigned on the record date for the Special Meeting, upon the following matters, and upon any other matter which may properly come before the Special Meeting, at their discretion.
     THE TRUSTEES OF AIT RECOMMEND A VOTE FOR THE PROPOSAL.
(1)	To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets, and the assumption of substantially all of the liabilities, of the Fund by the Goldman Sachs CORESM U.S. Equity Fund (the “Goldman Fund”) of the Goldman Sachs Variable Insurance Trust in exchange for Service Shares of the Goldman Fund, followed by the distribution of those shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]
(2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.
     Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the above-listed proposal.
PLEASE SIGN, DATE AND RETURN
PROMPTLY. Receipt of Notice of Special

Meeting and Proxy Statement/Prospectus is
hereby acknowledged.

Sign here exactly as name(s) appear(s) on left
Date:
IMPORTANT - Joint owners must EACH sign.
When signing as attorney, trustee, executor,
administrator, guardian, or corporate officer, please
give your FULL title.
*** Control Number                      ***

FORM OF VOTING INSTRUCTION CARD
ALLMERICA INVESTMENT TRUST
CORE EQUITY FUND
INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS FOR VOTING
SHARES OF ALLMERICA INVESTMENT TRUST
NAME OF INSURANCE COMPANY
     The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by the above-referenced Insurance Company (the “Insurance Company”), hereby instructs the Insurance Company to cause the shares of the Core Equity Fund (the “Fund”) of Allmerica Investment Trust allocable to Participant’s contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement/prospectus.
THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE SPECIAL MEETING. IF THIS CARD IS RETURNED AND NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE AGREEMENT AND PLAN OF REORGANIZATION.
PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature(s) of participant

DATE
Please date and sign the name or names as printed hereon. Where there are Joint Participants, all Joint Participants should sign. Corporate Instructions should be signed by an authorized officer. Executors, administrators, Directors, etc. should so indicate when signing.
Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.
BY SIGNING AND DATING THIS CARD, YOU INSTRUCT THE INSURANCE COMPANY TO VOTE THE PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE “FOR” THE

PROPOSAL AND TO USE ITS DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.
THE TRUSTEES OF THE ALLMERICA INVESTMENT TRUST RECOMMEND A VOTE FOR THE PROPOSAL.
(1)	To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets, and the assumption of all of the liabilities, of the Fund by the Goldman Sachs CORESM U.S. Equity Fund (the “Goldman Fund”) of the Goldman Sachs Variable Insurance Trust in exchange for Service Shares of the Goldman Fund, followed by the distribution of those shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]
(2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

FORM OF PROXY CARD
ALLMERICA INVESTMENT TRUST
SELECT GROWTH FUND
(the “Fund”)
     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ALLMERICA INVESTMENT TRUST (“AIT”) FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER      , 2005 AT 9:00 A.M. (EASTERN TIME) AT THE OFFICES OF AIT, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS, 01653.
     The undersigned hereby appoints                     , and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and all adjournments thereof, all shares of beneficial interest held of record by the undersigned on the record date for the Special Meeting, upon the following matters, and upon any other matter which may properly come before the Special Meeting, at their discretion.
     THE TRUSTEES OF AIT RECOMMEND A VOTE FOR THE PROPOSAL.
(1)	To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets, and the assumption of substantially all of the liabilities, of the Fund by the Goldman Sachs Capital Growth Fund (the “Goldman Fund”) of the Goldman Sachs Variable Insurance Trust in exchange for Service Shares of the Goldman Fund, followed by the distribution of those shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐
(2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.
     Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the above-listed proposal.

PLEASE SIGN, DATE AND RETURN PROMPTLY. Receipt of Notice of Special Meeting and Proxy Statement/Prospectus is hereby acknowledged.

Sign here exactly as name(s) appear(s) on left

Date:
IMPORTANT - Joint owners must EACH sign.
When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.
*** Control Number                      ***

FORM OF VOTING INSTRUCTION CARD
ALLMERICA INVESTMENT TRUST
SELECT GROWTH FUND
INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS FOR VOTING
SHARES OF ALLMERICA INVESTMENT TRUST
NAME OF INSURANCE COMPANY
     The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by the above-referenced Insurance Company (the “Insurance Company”), hereby instructs the Insurance Company to cause the shares of the Select Growth Fund (the “Fund”) of Allmerica Investment Trust allocable to Participant’s contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement/prospectus.
THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE SPECIAL MEETING. IF THIS CARD IS RETURNED AND NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE AGREEMENT AND PLAN OF REORGANIZATION.
PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature(s) of participant

DATE
Please date and sign the name or names as printed hereon. Where there are Joint Participants, all Joint Participants should sign. Corporate Instructions should be signed by an authorized officer. Executors, administrators, Directors, etc. should so indicate when signing.
Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.
BY SIGNING AND DATING THIS CARD, YOU INSTRUCT THE INSURANCE COMPANY TO VOTE THE PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE “FOR” THE

PROPOSAL AND TO USE ITS DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.
THE TRUSTEES OF THE ALLMERICA INVESTMENT TRUST RECOMMEND A VOTE FOR THE PROPOSAL.
(1)	To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets, and the assumption of substantially all of the liabilities, of the Fund by the Goldman Sachs Capital Growth Fund (the “Goldman Fund”) of the Goldman Sachs Variable Insurance Trust in exchange for Service Shares of the Goldman Fund, followed by the distribution of those shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐
(2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

FORM OF PROXY CARD
ALLMERICA INVESTMENT TRUST
SELECT CAPITAL APPRECIATION FUND
(the “Fund”)
     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ALLMERICA INVESTMENT TRUST (“AIT”) FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER      , 2005 AT 9:00 A.M. (EASTERN TIME) AT THE OFFICES OF AIT, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS, 01653.
     The undersigned hereby appoints                     , and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and all adjournments thereof, all shares of beneficial interest held of record by the undersigned on the record date for the Special Meeting, upon the following matters, and upon any other matter which may properly come before the Special Meeting, at their discretion.
     THE TRUSTEES OF AIT RECOMMEND A VOTE FOR THE PROPOSAL.
(1)	To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets, and the assumption of substantially all of the liabilities, of the Fund by the Goldman Sachs Growth Opportunities Fund (the “Goldman Fund”) of the Goldman Sachs Variable Insurance Trust in exchange for Service Shares of the Goldman Fund, followed by the distribution of those shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐
(2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.
     Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the above-listed proposal.

PLEASE SIGN, DATE AND RETURN PROMPTLY. Receipt of
Notice of Special Meeting and Proxy
Statement/Prospectus is hereby acknowledged.

Sign here exactly as name(s) appear(s) on left

Date:
IMPORTANT - Joint owners must EACH sign.
When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.
*** Control Number                      ***

FORM OF VOTING INSTRUCTION CARD
ALLMERICA INVESTMENT TRUST
SELECT CAPITAL APPRECIATION FUND
INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS FOR VOTING
SHARES OF ALLMERICA INVESTMENT TRUST
NAME OF INSURANCE COMPANY
     The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by the above-referenced Insurance Company (the “Insurance Company”), hereby instructs the Insurance Company to cause the shares of the Select Capital Appreciation Fund (the “Fund”) of Allmerica Investment Trust allocable to Participant’s contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement/prospectus.
THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE SPECIAL MEETING. IF THIS CARD IS RETURNED AND NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE AGREEMENT AND PLAN OF REORGANIZATION.
PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature(s) of participant

DATE
Please date and sign the name or names as printed hereon. Where there are Joint Participants, all Joint Participants should sign. Corporate Instructions should be signed by an authorized officer. Executors, administrators, Directors, etc. should so indicate when signing.
Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.
BY SIGNING AND DATING THIS CARD, YOU INSTRUCT THE INSURANCE COMPANY TO VOTE THE PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE “FOR” THE

PROPOSAL AND TO USE ITS DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.
THE TRUSTEES OF THE ALLMERICA INVESTMENT TRUST RECOMMEND A VOTE FOR THE PROPOSAL.
(1)	To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets, and the assumption of substantially all of the liabilities, of the Fund by the Goldman Sachs Growth Opportunities Fund (the “Goldman Fund”) of the Goldman Sachs Variable Insurance Trust in exchange for Service Shares of the Goldman Fund, followed by the distribution of those shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐
(2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

FORM OF PROXY CARD
ALLMERICA INVESTMENT TRUST
EQUITY INDEX FUND
(the “Fund”)
     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ALLMERICA INVESTMENT TRUST (“AIT”) FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER      , 2005 AT 9:00 A.M. (EASTERN TIME) AT THE OFFICES OF AIT, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS, 01653.
     The undersigned hereby appoints                     , and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and all adjournments thereof, all shares of beneficial interest held of record by the undersigned on the record date for the Special Meeting, upon the following matters, and upon any other matter which may properly come before the Special Meeting, at their discretion.
     THE TRUSTEES OF AIT RECOMMEND A VOTE FOR THE PROPOSAL.
(1)	To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets, and the assumption of substantially all of the liabilities, of the Fund by the Goldman Sachs Equity Index Fund (the “Goldman Fund”) of the Goldman Sachs Variable Insurance Trust in exchange for Service Shares of the Goldman Fund, followed by the distribution of those shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐
(2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.
     Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the above-listed proposal.

PLEASE SIGN, DATE AND RETURN PROMPTLY. Receipt of Notice of Special Meeting and Proxy Statement/Prospectus is hereby acknowledged.

Sign here exactly as name(s) appear(s) on left

Date:
IMPORTANT - Joint owners must EACH sign.
When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.
*** Control Number                      ***

FORM OF VOTING INSTRUCTION CARD
ALLMERICA INVESTMENT TRUST
EQUITY INDEX FUND
INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS FOR VOTING
SHARES OF ALLMERICA INVESTMENT TRUST
NAME OF INSURANCE COMPANY
     The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by the above-referenced Insurance Company (the “Insurance Company”), hereby instructs the Insurance Company to cause the shares of the Equity Index Fund (the “Fund”) of Allmerica Investment Trust allocable to Participant’s contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement/prospectus.
THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE SPECIAL MEETING. IF THIS CARD IS RETURNED AND NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE AGREEMENT AND PLAN OF REORGANIZATION.
PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature(s) of participant

DATE
Please date and sign the name or names as printed hereon. Where there are Joint Participants, all Joint Participants should sign. Corporate Instructions should be signed by an authorized officer. Executors, administrators, Directors, etc. should so indicate when signing.
Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.
BY SIGNING AND DATING THIS CARD, YOU INSTRUCT THE INSURANCE COMPANY TO VOTE THE PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE “FOR” THE

PROPOSAL AND TO USE ITS DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.
THE TRUSTEES OF THE ALLMERICA INVESTMENT TRUST RECOMMEND A VOTE FOR THE PROPOSAL.
(1)	To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets, and the assumption of substantially all of the liabilities, of the Fund by the Goldman Sachs Equity Index Fund (the “Goldman Fund”) of the Goldman Sachs Variable Insurance Trust in exchange for Service Shares of the Goldman Fund, followed by the distribution of those shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐
(2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

FORM OF PROXY CARD
ALLMERICA INVESTMENT TRUST
SELECT VALUE OPPORTUNITY FUND
(the “Fund”)
     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ALLMERICA INVESTMENT TRUST (“AIT”) FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER      , 2005 AT 9:00 A.M. (EASTERN TIME) AT THE OFFICES OF AIT, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS, 01653.
     The undersigned hereby appoints                     , and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and all adjournments thereof, all shares of beneficial interest held of record by the undersigned on the record date for the Special Meeting, upon the following matters, and upon any other matter which may properly come before the Special Meeting, at their discretion.
     THE TRUSTEES OF AIT RECOMMEND A VOTE FOR THE PROPOSAL.
(1)	To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets, and the assumption of substantially all of the liabilities, of the Fund by the Goldman Sachs Mid Cap Value Fund (the “Goldman Fund”) of the Goldman Sachs Variable Insurance Trust in exchange for Service Shares of the Goldman Fund, followed by the distribution of those shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐
(2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.
     Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the above-listed proposal.

PLEASE SIGN, DATE AND RETURN PROMPTLY. Receipt of Notice of Special Meeting and Proxy Statement/Prospectus is hereby acknowledged.

Sign here exactly as name(s) appear(s) on left

Date:
IMPORTANT - Joint owners must EACH sign.
When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.
*** Control Number                      ***

FORM OF VOTING INSTRUCTION CARD
ALLMERICA INVESTMENT TRUST
SELECT VALUE OPPORTUNITY FUND
INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS FOR VOTING
SHARES OF ALLMERICA INVESTMENT TRUST
NAME OF INSURANCE COMPANY
     The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by the above-referenced Insurance Company (the “Insurance Company”), hereby instructs the Insurance Company to cause the shares of the Select Value Opportunity Fund (the “Fund”) of Allmerica Investment Trust allocable to Participant’s contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement/prospectus.
THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE SPECIAL MEETING. IF THIS CARD IS RETURNED AND NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE AGREEMENT AND PLAN OF REORGANIZATION.
PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature(s) of participant

DATE
Please date and sign the name or names as printed hereon. Where there are Joint Participants, all Joint Participants should sign. Corporate Instructions should be signed by an authorized officer. Executors, administrators, Directors, etc. should so indicate when signing.
Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.
BY SIGNING AND DATING THIS CARD, YOU INSTRUCT THE INSURANCE COMPANY TO VOTE THE PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE “FOR” THE

PROPOSAL AND TO USE ITS DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.
THE TRUSTEES OF THE ALLMERICA INVESTMENT TRUST RECOMMEND A VOTE FOR THE PROPOSAL.
(1)	To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets, and the assumption of substantially all of the liabilities, of the Fund by the Goldman Sachs Mid Cap Value Fund (the “Goldman Fund”) of the Goldman Sachs Variable Insurance Trust in exchange for Service Shares of the Goldman Fund, followed by the distribution of those shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐
(2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

FORM OF PROXY CARD
ALLMERICA INVESTMENT TRUST
GOVERNMENT BOND FUND
(the “Fund”)
     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ALLMERICA INVESTMENT TRUST (“AIT”) FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER      , 2005 AT 9:00 A.M. (EASTERN TIME) AT THE OFFICES OF AIT, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS, 01653.
     The undersigned hereby appoints                     , and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and all adjournments thereof, all shares of beneficial interest held of record by the undersigned on the record date for the Special Meeting, upon the following matters, and upon any other matter which may properly come before the Special Meeting, at their discretion.
     THE TRUSTEES OF AIT RECOMMEND A VOTE FOR THE PROPOSAL.
(1)	To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets, and the assumption of substantially all of the liabilities, of the Fund by the Goldman Sachs Government Income Fund (the “Goldman Fund”) of the Goldman Sachs Variable Insurance Trust in exchange for Service Shares of the Goldman Fund, followed by the distribution of those shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐
(2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.
     Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the above-listed proposal.

PLEASE SIGN, DATE AND RETURN PROMPTLY. Receipt of Notice of Special Meeting and Proxy Statement/Prospectus is hereby acknowledged.

Sign here exactly as name(s) appear(s) on left

Date:
IMPORTANT - Joint owners must EACH sign.
When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.
*** Control Number                      ***

FORM OF VOTING INSTRUCTION CARD
ALLMERICA INVESTMENT TRUST
GOVERNMENT BOND FUND
INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS FOR VOTING
SHARES OF ALLMERICA INVESTMENT TRUST
NAME OF INSURANCE COMPANY
     The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by the above-referenced Insurance Company (the “Insurance Company”), hereby instructs the Insurance Company to cause the shares of the Government Bond Fund (the “Fund”) of Allmerica Investment Trust allocable to Participant’s contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement/prospectus.
THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE SPECIAL MEETING. IF THIS CARD IS RETURNED AND NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE AGREEMENT AND PLAN OF REORGANIZATION.
PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature(s) of participant

DATE
Please date and sign the name or names as printed hereon. Where there are Joint Participants, all Joint Participants should sign. Corporate Instructions should be signed by an authorized officer. Executors, administrators, Directors, etc. should so indicate when signing.
Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.
BY SIGNING AND DATING THIS CARD, YOU INSTRUCT THE INSURANCE COMPANY TO VOTE THE PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE “FOR” THE

PROPOSAL AND TO USE ITS DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.
THE TRUSTEES OF THE ALLMERICA INVESTMENT TRUST RECOMMEND A VOTE FOR THE PROPOSAL.
(1)	To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets, and the assumption of substantially all of the liabilities, of the Fund by the Goldman Sachs Government Income Fund (the “Goldman Fund”) of the Goldman Sachs Variable Insurance Trust in exchange for Service Shares of the Goldman Fund, followed by the distribution of those shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐
(2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

FORM OF PROXY CARD
ALLMERICA INVESTMENT TRUST
SELECT INVESTMENT GRADE INCOME FUND
(the “Fund”)
     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ALLMERICA INVESTMENT TRUST (“AIT”) FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER      , 2005 AT 9:00 A.M. (EASTERN TIME) AT THE OFFICES OF AIT, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS, 01653.
     The undersigned hereby appoints                     , and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and all adjournments thereof, all shares of beneficial interest held of record by the undersigned on the record date for the Special Meeting, upon the following matters, and upon any other matter which may properly come before the Special Meeting, at their discretion.
     THE TRUSTEES OF AIT RECOMMEND A VOTE FOR THE PROPOSAL.
(1)	To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets, and the assumption of substantially all of the liabilities, of the Fund by the Goldman Sachs Core Fixed Income Fund (the “Goldman Fund”) of the Goldman Sachs Variable Insurance Trust in exchange for Service Shares of the Goldman Fund, followed by the distribution of those shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐
(2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.
     Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the above-listed proposal.

PLEASE SIGN, DATE AND RETURN PROMPTLY. Receipt of Notice of Special Meeting and Proxy Statement/Prospectus is hereby acknowledged.

Sign here exactly as name(s) appear(s) on left

Date:
IMPORTANT - Joint owners must EACH sign.
When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.
*** Control Number                      ***

FORM OF VOTING INSTRUCTION CARD
ALLMERICA INVESTMENT TRUST
SELECT INVESTMENT GRADE INCOME FUND
INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS FOR VOTING
SHARES OF ALLMERICA INVESTMENT TRUST
NAME OF INSURANCE COMPANY
     The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by the above-referenced Insurance Company (the “Insurance Company”), hereby instructs the Insurance Company to cause the shares of the Select Investment Grade Income Fund (the “Fund”) of Allmerica Investment Trust allocable to Participant’s contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement/prospectus.
THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE SPECIAL MEETING. IF THIS CARD IS RETURNED AND NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE AGREEMENT AND PLAN OF REORGANIZATION.
PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature(s) of participant

DATE
Please date and sign the name or names as printed hereon. Where there are Joint Participants, all Joint Participants should sign. Corporate Instructions should be signed by an authorized officer. Executors, administrators, Directors, etc. should so indicate when signing.
Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.
BY SIGNING AND DATING THIS CARD, YOU INSTRUCT THE INSURANCE COMPANY TO VOTE THE PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE “FOR” THE

PROPOSAL AND TO USE ITS DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.
THE TRUSTEES OF THE ALLMERICA INVESTMENT TRUST RECOMMEND A VOTE FOR THE PROPOSAL.
(1)	To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets, and the assumption of substantially all of the liabilities, of the Fund by the Goldman Sachs Core Fixed Income Fund (the “Goldman Fund”) of the Goldman Sachs Variable Insurance Trust in exchange for Service Shares of the Goldman Fund, followed by the distribution of those shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐
(2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

FORM OF PROXY CARD
ALLMERICA INVESTMENT TRUST
MONEY MARKET FUND
(the “Fund”)
     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ALLMERICA INVESTMENT TRUST (“AIT”) FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER      , 2005 AT 9:00 A.M. (EASTERN TIME) AT THE OFFICES OF AIT, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS, 01653.
     The undersigned hereby appoints                     , and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and all adjournments thereof, all shares of beneficial interest held of record by the undersigned on the record date for the Special Meeting, upon the following matters, and upon any other matter which may properly come before the Special Meeting, at their discretion.
     THE TRUSTEES OF AIT RECOMMEND A VOTE FOR THE PROPOSAL.
(1)	To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets, and the assumption of substantially all of the liabilities, of the Fund by the Goldman Sachs Money Market Fund (the “Goldman Fund”) of the Goldman Sachs Variable Insurance Trust in exchange for Service Shares of the Goldman Fund, followed by the distribution of those shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐
(2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.
     Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the above-listed proposal.

PLEASE SIGN, DATE AND RETURN PROMPTLY. Receipt of Notice of Special Meeting and Proxy Statement/Prospectus is hereby acknowledged.

Sign here exactly as name(s) appear(s) on left

Date:
IMPORTANT - Joint owners must EACH sign.
When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.
*** Control Number                      ***

FORM OF VOTING INSTRUCTION CARD
ALLMERICA INVESTMENT TRUST
MONEY MARKET FUND
INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS FOR VOTING
SHARES OF ALLMERICA INVESTMENT TRUST
NAME OF INSURANCE COMPANY
     The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by the above-referenced Insurance Company (the “Insurance Company”), hereby instructs the Insurance Company to cause the shares of the Money Market Fund (the “Fund”) of Allmerica Investment Trust allocable to Participant’s contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement/prospectus.
THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE SPECIAL MEETING. IF THIS CARD IS RETURNED AND NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE AGREEMENT AND PLAN OF REORGANIZATION.
PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature(s) of participant

DATE
Please date and sign the name or names as printed hereon. Where there are Joint Participants, all Joint Participants should sign. Corporate Instructions should be signed by an authorized officer. Executors, administrators, Directors, etc. should so indicate when signing.
Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.
BY SIGNING AND DATING THIS CARD, YOU INSTRUCT THE INSURANCE COMPANY TO VOTE THE PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE “FOR” THE

PROPOSAL AND TO USE ITS DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.
THE TRUSTEES OF THE ALLMERICA INVESTMENT TRUST RECOMMEND A VOTE FOR THE PROPOSAL.
(1)	To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets, and the assumption of substantially all of the liabilities, of the Fund by the Goldman Sachs Money Market Fund (the “Goldman Fund”) of the Goldman Sachs Variable Insurance Trust in exchange for Service Shares of the Goldman Fund, followed by the distribution of those shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐
(2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.